EXHIBIT 32.3

3333 HOLDING CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 3333 Holding Corporation and Subsidiary and Centex Development Company, L.P. and Subsidiaries on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen M. Weinberg, Chief Executive Officer of 3333 Holding Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of 3333 Holding Corporation and Subsidiary.

/s/ STEPHEN M. WEINBERG

Stephen M. Weinberg
Chief Executive Officer

Date: November 10, 2003